Exhibit 10.1(b)


         Schedule of Secured Convertible Note (new financing) Issued by
             NCT Group, Inc. to Carole Salkind on September 26, 2005


                                                                     Conversion
        Issue Date           Due Date           Principal              Price
      -------------      --------------      ---------------       -------------
        09/26/05            03/26/06          $  350,000             $ 0.005